UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 22, 2001

                                 Cybergate, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


           23247E                                   88-0356047
          --------                                  ----------
       (CUSIP Number)                  (IRS Employer Identification Number)

                        c/o, Sandra Jorgensen, President
                        3809 South West Temple, Suite 1B
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 944-0385
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [X]      Preliminary Information Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [ ]      Definitive Information Statement

                               -------------------
                                 CYBERGATE, INC.
                (Name of Registrant as Specified in its Charter)
                              --------------------

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

         [ ]      No fee required.
         [X]      Fee computed on table below per Exchange Act Rules 14(c)-5(g)
                  and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                  0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $125.00

         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously
                  Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

-------------------------------------------------------------------------------

                                 CYBERGATE, INC.
                        3809 South West Temple, Suite 1B
                           Salt Lake City, Utah 84115

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          taken prior to April 27, 2001

To the Stockholders of Cybergate, Inc.:

Notice is hereby given that upon Written Consent by the holders of a majority of the outstanding shares of common stock of Cybergate, Inc. (the "Company"), to amend its Articles of Incorporation to change the name of the Company to "Mortgage Financial Link.com, Inc. " and to file such an amendment with the State of Nevada. The change will be effective on final effectiveness of this filing and is expected to be on or about May 30, 2001

Only stockholders of record at the close of business on April 11, 2001 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                        By Order of the Board of Directors



                                        --------------------------------
                                        Sandra Jorgensen, President & Director

This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Cybergate, Inc., a Nevada Corporation ("Cybergate"), in connection with resolutions of the Board of Directors and the written consent of stockholders of in excess of 75% of the common stock of Cybergate providing for an amendment to Cybergate's Articles of Incorporation to change the name of the Company to "Mortgage Financial Link.com Inc. " This action is being taken to reflect the business operations that the Company will be following since its recent acquisition of assets and operations through its acquisition of Home Mortgage and Loan, Inc.

The Board of Directors and persons owning the majority of the outstanding voting securities of Cybergate have unanimously adopted, ratified and approved resolutions to effect the change in name. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment has been filed and is expected to become effective on or about May 30, 2001.

The Form 10-KSB filed by Cybergate with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Cybergate is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the Recapitalization.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on April 11, 2001 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 20,042,000 shares of $0.001 par value common stock. The Company's officers, directors and principal shareholders own or control in the aggregate greater than 75% of the issued and outstanding shares of Common Stock on the Record Date, these persons have signed a consent to the taking of this action. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of April 11, 2001 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:


   Title of Class      Name and Address of Beneficial       Amount and Nature of     Percent of Class
                                 Ownership                  Beneficial Ownership
    Common Stock              Axia Group, Inc.
                       268 West 400 South, Suite 300              2,000,000                9.9%
                         Salt Lake City, Utah 84101
    Common Stock              Sandra Jorgensen                   16,500,000               82.3%
                      3809 South West Temple, Suite 1B
                         Salt Lake City, Utah 84115



                           VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Cybergate, Inc. and persons owning and having voting power in excess of 75% of the outstanding voting securities of Cybergate have adopted, ratified and approved the change in the name of Cybergate.(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 20,042,000 shares of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on April 11, 2001, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to Cybergate's Articles of Incorporation.




                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Cybergate's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Cybergate, Inc., including its Form 10-KSB statement, which has been filed with the ecurities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov. , which document is incorporated herein by reference.



Dated: May 22, 2001



                                    By Order of the Board of Directors


                                     /s/   Sandra Jorgensen
                                    -------------------------------
                                    Sandra Jorgensen, President and Director

                                   Exhibit "A"
                                    AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                                 Cybergate, Inc.



Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Cybergate, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above- named company (hereinafter referred to as the "Corporation"):

     Pursuant to the provisions of Section 16-10a-704, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

     FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on February 15, 1996.

     Second: Article I of the Articles of Incorporation of the Corporation is amended and stated in its entirety to read as follows:

     "FIRST

     The Name of the Company Shall be MORTGAGE FINANCIAL LINK.COM INC."

DATED this 11th day of April, 2001.



    /s/ Sandra Jorgensen
----------------------------------------
Sandra Jorgensen, President and Director


    /s/ Darby DeBellis
-------------------------------------------
Darby DeBellis, Vice President and Director


    /s/ Athena Killeen
--------------------------------------
Athena Killeen, Secretary and Director